KNOW ALL PERSONS BY THESE PRESENTS that WEST STREET EUROPEAN<br />
INFRASTRUCTURE PARTNERS III, L.P. (the "Company") does hereby<br /> make, constitute and appoint each of Jamison Yardley and Nathan<br />
R. Burby, acting individually, its true and lawful attorney, to<br /> execute and deliver in its name and on its behalf whether the<br /> Company is acting individually or as representative of others,<br /> any and all filings required to be made by the Company under the<br /> Securities Exchange Act of 1934, (as amended, the "Act"), with<br /> respect to securities which may be deemed to be beneficially<br /> owned by the Company under the Act, giving and granting unto<br />
each said attorney-in-fact power and authority to act in the<br /> premises as fully and to all intents and purposes as the Company<br /> might or could do if personally present by one of its authorized<br /> signatories, hereby ratifying and confirming all that said<br /> attorney-in-fact shall lawfully do or cause to be done by virtue<br /> hereof.<br />
 <br />
THIS POWER OF ATTORNEY shall remain in full force and effect<br /> until the earlier of (i)<br />
November 3, 2022 and (ii) such time that it is revoked in writing<br /> by the undersigned; provided that in the event the<br /> attorney-in-fact ceases to be an employee of the Company or its<br /> affiliates or ceases to perform the function in connection with<br /> which he/she was appointed attorney-in-fact prior to such time,<br /> this Power of Attorney shall cease to have effect in relation to<br /> such attorney-in-fact upon such cessation but shall continue in<br /> full force and effect in relation to any remaining<br /> attorneys-in-fact. The Company has the unrestricted right<br /> unilaterally to revoke this Power of Attorney.<br />
 <br />
This Power of Attorney shall be governed by, and construed in<br /> accordance with, the laws of the State of New York, without<br /> regard to rules of conflicts of law.<br />
 <br />
IN WITNESS WHEREOF, the undersigned has duly subscribed these<br /> presents as of November 4, 2019.<br />
 <br />
 <br />
WEST STREET EUROPEAN INFRASTRUCTURE PARTNERS III, L.P.<br />
 <br />
By: Broad Street Infrastructure Advisors III, L.L.C,<br />
its General Partner<br />
 <br />
 <br />
 <br />
 <br />
 <br />
/s/ William Y. Eng<br />
Name: William Y. Eng<br />
Title:  Vice President